United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 30, 2004

                      Integrated Healthcare Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                        0-23511                 87-0412182
        (State or Other          (Commission File Number)      (IRS Employer
Jurisdiction of Incorporation)                              Identification No.)

   695 Town Center Drive, Suite 260, Costa Mesa, California 92626
          (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (714) 434-9191

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.        Regulation FD Disclosure.

      On September 30, 2004, Integrated Healthcare Holdings Inc. issued two press releases attached hereto as Exhibits 99.1 and 99.2 relating to transactions with Dr. Kali P. Chaudhuri and subsidiaries of Tenet Healthcare Corporation. A copy of these releases are furnished as Exhibit 99.1 and Exhibit
99.2 to this report, respectively.

      The information in this Current Report on Form 8-K is being is provided under Item 7.01 of Form 8-K and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01 Financial Statements and Exhibits.

         (c)   Exhibits

99.1 ress release issued by the Registrant on September 30, 2004 relating to transactions with Dr. Kali P. Chaudhuri.

99.2 Press release issued by the Registrant on September 30, 2004 relating to transactions with subsidiaries of Tenet Healthcare Corporation.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Integrated Healthcare Holdings, Inc.

                                            By:     /s/ Bruce Mogel
`                                           ------------------------------------
                                            Name:  Bruce Mogel
                                            Title: Chief Executive Officer

Date: October 1, 2004

                                INDEX TO EXHIBITS

99.1 Press release issued by the Company on September 30, 2004 relating to transactions with Dr. Kali P. Chaudhuri.

99.2 Press release issued by the Company on September 30, 2004 relating to transactions with subsidiaries of Tenet Healthcare Corporation.